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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 26, 2006

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

        MICHIGAN                            000-30973                        38-3516922

(State or other jurisdiction               (Commission                     (IRS Employer
    of incorporation)                      File Number)                  Identification No.)
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102 EAST FRONT STREET, MONROE, MICHIGAN                             48161

(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

                                      N/A

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2006 MBT Financial Corp. (the "Company") entered into agreements providing for one year of severance pay in connection with termination of employment without cause for the following executive officers.

Thomas G. Myers, Executive Vice President, Senior Lending Manager

James E. Morr, Executive Vice President, Senior Trust Officer and General
Counsel

Donald M. Lieto, Executive Vice President, Senior Administration Manager

John L. Skibski, Executive Vice President and Chief Financial Officer

The agreements are identical with respect to each of the above named executive officers of the Company. A draft of the agreement executed by each such officer is attached hereto as Exhibit 10.

In the event the Company terminates the employment of the executive, without cause, prior to a "change in control," as that term is defined in each of the agreements, the executive is entitled to receive as severance pay one year of his base salary. In the event such termination of employment, without cause, occurs within one year after a change in control, the executive is entitled to severance pay equal to one year of his base salary, plus an amount equal to his average cash bonus for the prior three year period. Under the terms of the agreements, severance payments are payable as follows. If a qualifying termination occurs prior to a change in control, 50% of the severance payment is disbursed in a lump sum upon termination, with the remaining amount payable over the twelve months immediately following termination. In the event the qualifying termination occurs within one year following a change in control, the entire severance payment is due within ten days after the executive's termination. In addition, the Company is obligated to pay the COBRA premiums for the continuation of healthcare benefits for the executive and his eligible dependants for the twelve month period following termination of employment.

The agreement also provides confidentiality obligations on the part of the executives and obligates them not to compete with the Company for a period of one year after termination of employment, regardless of the reason for termination.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit is filed with this Current Report on Form 8-K:

    Number                                 Exhibit
    ------                                 -------
      10                         Form of Severance Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                             MBT FINANCIAL CORP.

Date: February 1, 2006

                                       By:   /s/  John L. Skibski
                                             -------------------------------
                                             John L. Skibski
                                             Executive Vice President and
                                             Chief Financial Officer

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                                  Exhibit Index

Number                                       Exhibit
------                                       -------
  10                                Form of Severance Agreement